Exhibit 99.2

            Northeast Utilities and Subsidiaries
            ------------------------------------

              Consolidated Statements of Income
              ---------------------------------

                                                                    Three Months Ended
                                                                       December 31,
                                                                    -------------------
                                                                    2003           2002
                                                                    ----           ----
                                                                  (Thousands of Dollars,
                                                                 Except Share Information)
Operating Revenues                                             $ 1,525,104    $ 1,377,160
                                                               -----------    -----------
Operating Expenses:
  Operation -
    Fuel, purchased and net interchange power                      976,344        823,200
    Other                                                          255,281        171,617
  Maintenance                                                       62,171         69,455
  Depreciation                                                      53,344         48,889
  Amortization                                                      49,884        227,841
  Amortization of rate reduction bonds                              37,940         32,573
  Taxes other than income taxes                                     54,069         50,475
  Gain on sale of utility plant                                       -          (187,113)
                                                               -----------    -----------
       Total operating expenses                                  1,489,033      1,236,937
                                                               -----------    -----------
Operating Income                                                    36,071        140,223
Interest Expense:
  Interest on long-term debt                                        32,763         32,971
  Interest on rate reduction bonds                                  26,271         28,252
  Other interest                                                       905          5,680
                                                               -----------    -----------
      Interest expense, net                                         59,939         66,903
                                                               -----------    -----------
Other (Loss)/Income, Net                                            (6,443)        24,113
                                                               -----------    -----------
(Loss)/Income Before Income Tax (Benefit)/Expense                  (30,311)        97,433
Income Tax (Benefit)/Expense                                       (22,768)        40,008
                                                               -----------    -----------
(Loss)/Income Before Preferred Dividends of Subsidiaries            (7,543)        57,425
Preferred Dividends of Subsidiaries                                  1,390          1,390
                                                               -----------    -----------
Income Before Cumulative Effect of Accounting Change                (8,933)        56,035
Cumulative effect of accounting change,
  net of tax benefit of $2,553                                        -              -
                                                               -----------    -----------
Net (Loss)/Income                                              $    (8,933)   $    56,035
                                                               ===========    ===========

Fully Diluted (Loss)/Earnings Per Common Share:
  (Loss)/Income Before Cumulative
    Effect of Accounting Change                                $     (0.07)   $      0.44
  Cumulative effect of accounting change,
    net of tax benefit                                                 -              -
                                                               -----------    -----------
Fully Diluted (Loss)/Earnings Per Common Share                 $     (0.07)   $      0.44
                                                               ===========    ===========
Fully Diluted Common Shares Outstanding (average)              127,768,667    128,179,015
                                                               ===========    ===========

















Rxibit 99.2

            Northeast Utilities and Subsidiaries
            ------------------------------------

              Consolidated Statements of Income
              ---------------------------------

                                                                    Twelve Months Ended
                                                                        December 31,
                                                                    -------------------
                                                                    2003           2002
                                                                    ----           ----
                                                                  (Thousands of Dollars,
                                                                 Except Share Information)
Operating Revenues                                             $ 6,064,777    $ 5,232,417
                                                               -----------    -----------
Operating Expenses:
  Operation -
    Fuel, purchased and net interchange power                    3,724,477      3,042,198
    Other                                                          900,437        752,482
  Maintenance                                                      232,030        263,487
  Depreciation                                                     204,388        205,646
  Amortization                                                     182,675        312,955
  Amortization of rate reduction bonds                             153,172        148,589
  Taxes other than income taxes                                    232,672        227,518
  Gain on sale of utility plant                                       -          (187,113)
                                                               -----------    -----------
       Total operating expenses                                  5,629,851      4,765,762
                                                               -----------    -----------
Operating Income                                                   434,926        466,655
Interest Expense:
  Interest on long-term debt                                       126,259        134,471
  Interest on rate reduction bonds                                 108,359        115,791
  Other interest                                                    11,740         20,249
                                                               -----------    -----------
      Interest expense, net                                        246,358        270,511
                                                               -----------    -----------
Other (Loss)/Income, Net                                              (435)        43,828
                                                               -----------    -----------
(Loss)/Income Before Income Tax (Benefit)/Expense                  188,133        239,972
Income Tax (Benefit)/Expense                                        60,455         82,304
                                                               -----------    -----------
(Loss)/Income Before Preferred Dividends of Subsidiaries           127,678        157,668
Preferred Dividends of Subsidiaries                                  5,559          5,559
                                                               -----------    -----------
Income Before Cumulative Effect of Accounting Change               122,119        152,109
Cumulative effect of accounting change,
  net of tax benefit of $2,553                                      (4,741)          -
                                                               -----------    -----------
Net (Loss)/Income                                              $   117,378    $   152,109
                                                               ===========    ===========

Fully Diluted (Loss)/Earnings Per Common Share:
  (Loss)/Income Before Cumulative
    Effect of Accounting Change                                $      0.96    $      1.18
  Cumulative effect of accounting change,
    net of tax benefit                                               (0.04)           -
                                                               -----------    -----------
Fully Diluted (Loss)/Earnings Per Common Share                 $      0.92    $      1.18
                                                               ===========    ===========
Fully Diluted Common Shares Outstanding (average)              127,240,724    129,341,360
                                                               ===========    ===========

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.










            Northeast Utilities and Subsidiaries
            ------------------------------------

                Consolidated Balance Sheets
                ---------------------------

                                                               December 31,  December 31,
                                                                   2003          2002
                                                               ------------   -----------
                                                                 (Thousands of Dollars)
ASSETS
------
Current Assets:
  Cash and cash equivalents                                    $    37,196    $    50,333
  Unrestricted cash from counterparties                             46,496         16,890
  Restricted cash - LMP costs                                       93,630           -
  Special deposits                                                  49,016         30,716
  Investments in securitizable assets                              166,465        178,908
  Receivables, net                                                 704,893        767,089
  Unbilled revenues                                                125,881        126,236
  Fuel, materials and supplies, at average cost                    154,076        119,853
  Derivative assets                                                301,194        130,929
  Prepayments and other                                             63,780        110,261
                                                               -----------    -----------
                                                                 1,742,627      1,531,215
                                                               -----------    -----------
Property, Plant and Equipment:
  Electric utility                                               5,465,854      5,141,951
  Gas utility                                                      743,990        679,055
  Competitive energy                                               885,953        866,294
  Other                                                            221,986        205,115
                                                               -----------    -----------
                                                                 7,317,783      6,892,415
    Less:  Accumulated depreciation                              2,578,263      2,484,613
                                                               -----------    -----------
                                                                 4,739,520      4,407,802
  Construction work in progress                                    356,396        320,567
                                                                -----------   -----------
                                                                 5,095,916      4,728,369
                                                               -----------    -----------
Deferred Debits and Other Assets:
  Regulatory assets                                              2,974,022      3,076,095
  Goodwill                                                         319,986        321,004
  Purchased intangible assets, net                                  22,956         24,863
  Prepaid pension                                                  360,706        328,890
  Other                                                            458,671        433,444
                                                               -----------    -----------
                                                                 4,136,341      4,184,296
                                                               -----------    -----------

Total Assets                                                   $10,974,884    $10,443,880
                                                               ===========    ===========


                                                               December 31,  December 31,
                                                                   2003          2002
                                                               ------------   -----------
                                                                 (Thousands of Dollars)

LIABILITIES AND CAPITALIZATION
------------------------------
Current Liabilities:
  Notes payable to banks                                       $   105,000    $    56,000
  Long-term debt - current portion                                  64,936         56,906
  Accounts payable                                                 770,973        776,219
  Accrued taxes                                                     52,192        141,667
  Accrued interest                                                  41,653         40,597
  Derivative liabilities                                           164,689         63,900
  Other                                                            249,576        208,680
                                                               -----------    -----------
                                                                 1,449,019      1,343,969
                                                               -----------    -----------
Rate Reduction Bonds                                             1,729,960      1,899,312
                                                               -----------    -----------

Deferred Credits and Other Liabilities:
  Accumulated deferred income taxes                              1,287,354      1,436,507
  Accumulated deferred investment tax credits                      102,652        106,471
  Deferred contractual obligations                                 469,218        354,469
  Other                                                          1,074,064        689,287
                                                               -----------    -----------
                                                                 2,933,288      2,586,734
                                                               -----------    -----------
Capitalization:
  Long-Term Debt                                                 2,481,331      2,287,144
                                                               -----------    -----------
  Preferered Stock - Nonredeemable                                 116,200        116,200
                                                               -----------    -----------
  Common Shareholders' Equity:
   Common shares, $5 par value - authorized
    225,000,000 shares; 150,398,403 shares issued and
    127,695,999 shares outstanding in 2003 and
    149,375,847 shares issued and 127,562,031 shares
    outstanding in 2002                                            751,992        746,879
   Capital surplus, paid in                                      1,108,924      1,108,338
   Deferred contribution plan - employee stock
    ownership plan                                                 (73,694)       (87,746)
   Retained earnings                                               809,898        765,611
   Accumulated other comprehensive income                           25,991         14,927
   Treasury stock                                                 (358,025)      (337,488)
                                                               -----------    -----------
   Common Shareholders' Equity                                   2,265,086      2,210,521
                                                               -----------    -----------
Total Capitalization                                             4,862,617      4,613,865
                                                               -----------    -----------

Total Liabilities and Capitalization                           $10,974,884    $10,443,880
                                                               ===========    ===========

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.